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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF THE REGISTRANT

        The Registrant had the following subsidiaries at May 31, 1998, each of which was wholly-owned by the Registrant, except as noted below:

                                                                Jurisdiction of
   Name                                                         Incorporation
--------------------------------------------------------------------------------
National Data Payment Systems, Inc.                             New York
Modular Data, Inc.                                              Delaware
NDC Federal Systems, Inc.                                       Delaware
NDC International, Ltd.                                         United Kingdom
National Data Corporation of Canada, Inc.                       Canada
NDC Yes Check, Inc.                                             Georgia
NDC Check Services, Inc.                                        Illinois
Zadall Systems Group, Inc.                                      Texas
NDPS Comerica Alliance, LLC (Note 1)                            Delaware
Global Payment Systems LLC (Note 2)                             Georgia
Global Payment Holding Company                                  Delaware
GPS Holding Limited Partnership                                 Georgia
Global Payment Systems of Canada, Ltd.                          Canada
C.I.S. Technologies, Inc.                                       Delaware
C.I.S., Inc.                                                    Oklahoma
AMSC, Inc.                                                      Florida
AMSC Midwest, Inc.                                              Florida
ClinLab, Inc. (Note 3)                                          Florida
Health Communication Services, Inc.                             Virginia
Health Communication Services (Bermuda) Ltd.                    Bermuda
Merchant Services U.S.A., Inc.                                  North Carolina
MKA Software (Holdings) Ltd.                                    United Kingdom
Hadley Hutt Computing Limited                                   United Kingdom
Chemtec Systems Limited                                         United Kingdom
NDC Holdings (UK) Ltd.                                          Georgia
Source Informatics Inc.                                         Delaware
Source Informatics Holdings Inc.                                Delaware
International Health Systems Ltd.                               Delaware
NDC Health Information Services (Arizona) Inc.                  Delaware
SI Software Ltd.                                                Delaware
SI PMSI Ltd.                                                    Delaware
Walsh International Domestic Finance, Ltd.                      Delaware
PMSI Database Holdings Inc.                                     Delaware
Physician Support Systems, Inc.                                 Delaware
PSS ALM, Inc.                                                   Delaware
Data Processing Systems, Inc.                                   Delaware
EE&C Financial Services, Inc.                                   New York
PSS EE&C Health Services, Inc.                                  Delaware


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                                                                Jurisdiction of
   Name                                                         Incorporation
--------------------------------------------------------------------------------
Medical Management Support                                      Delaware
North Coast Health Care Management, Inc.                        Ohio
North Coast Account Systems, Inc.                               Delaware
PSS PBS Northwest, Inc.                                         Delaware
PSS Pambi, Inc.                                                 Delaware
Anesthesia Billing Consultants, Inc.                            Michigan
Synergistic Systems, Inc.                                       California
Spring Anesthesia Group, Inc.                                   California
Independent Anesthesia IPA of California, Inc.                  California
Independent Anesthesia IPA of Arizona, Inc.                     Arizona
Revenue Production Management, Inc.                             Illinois
PSS C-Care, Inc.                                                Delaware
C-Care, Inc.                                                    New Jersey
H.O.P.E. Enterprises Group, Inc.                                New Jersey
Professional Medical Recovery Service, Inc.                     New Jersey
Medical Intercept Systems, LLC                                  Texas
Med-Data Interface Systems, LLC                                 Texas
CheckRite Recovery Services, Inc.                               Georgia

Note 1.  NDPS Comerica Alliance, LLC is 51% owned by the Registrant.
Note 2.  Global Payment Systems LLC is 92.5% owned by the Registrant.
Note 3.  ClinLab, Inc. is 80% owned by the Registrant.



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